FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                 FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT,
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Accounts")

                                  Supplement to
                              OVERTURE ENCORE! II,
        OVERTURE Annuity III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2002
                         Supplement Dated August 1, 2002

First Ameritas and the Separate Accounts will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-6153.

We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

All other provisions of the Policy, including those for partial withdrawals and surrenders, remain as stated in the Policy and prospectus.

This Supplement should be retained with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York. If you do not have a current prospectus, please contact First Ameritas at 1-800-745-1112.